Exhibit 10.9

JABBER, INC.

AMENDED AND RESTATED

INVESTORS RIGHTS AGREEMENT

THIS INVESTORS RIGHTS AGREEMENT (this “Agreement”) is made effective as of April 8. 2005. by and among JABBER, INC., a Delaware corporation (the “Company”) and those parties listed as Series D Investors on Exhibit A attached hereto (hereinafter sometimes referred to individually as a “Series D Investor” and collectively, as the “Series D Investors”), the party listed as the Series E Investor on Exhibit A attached hereto (the “Series E Investor”) and those parties listed as Prior Investors on Exhibit A attached hereto (hereinafter sometimes referred to individually as a “Prior Investor” and collectively, as the “Prior Investors”).

BACKGROUND

The Company and the Series D Investors have entered into that certain Series D Preferred Stock Purchase Agreement dated March 17, 2003 (the “Series D Purchase Agreement”).

The Company and the Series E Investor have entered into that certain Series E Preferred Stock Purchase Agreement, dated as of April 8, 2005 (the “Series E Purchase Agreement”).

The Company, the Series D Investors and the Prior Investors entered into that certain Investor Rights Agreement, dated as of March 17, 2003 (the “Prior Investor Rights Agreement”). Pursuant to Section 4.4 of the Prior Investor Rights Agreement, the Prior Investor Rights Agreement may be amended by holders of a majority of the Series D Registrable Securities (as defined in the Prior Investor Rights Agreement) (the “Required Majority”).

As a condition and a material inducement to the Series E Investor’s obligations to consummate the transactions contemplated by the Series E Purchase Agreement, the Company and the Required Majority of the Series D Investors have agreed to enter into this Agreement with the Series E Investor and to terminate the Prior Investor Rights Agreement in its entirety as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Investors and the Company hereby agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Definitions. Unless the contract otherwise requires, the following terms shall have the following meanings for purposes of this Agreement:

(a) “Additional Holders” shall have the meaning set forth in Section 2.1(a) hereof and Section 2.3(a) hereof, as the case may be.

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(b) “Affiliate” shall mean, with respect to any Person, (i) a director, officer, general or limited partner, manager, member or stockholder of such Person, (ii) a spouse, parent, sibling or descendant of such Person (or a trust for the benefit of any one of more of the foregoing), and (iii) any other Person that, directly or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such Person.

(c) “Agreement” shall mean this Investors Rights Agreement.

(d) “Board of Directors” shall mean the Board of Directors of the Company.

(e) “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(f) “Common Stock” shall mean the Common Stock, par value $0.01 per share, of the Company.

(g) “Company” shall have the meaning set forth in the first paragraph of this Agreement.

(h) “Control” shall mean, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(i) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

(j) “Fully-Exercising Investor” shall have the meaning set forth in Section 3.2 hereof

(k) “Holder” shall mean each of the Investors if such Investor holds Registrable Securities or other securities of the Company which are convertible into or exercisable for Registrable Securities, and any other Person holding Registrable Securities or such other securities to whom these registration rights have been transferred in accordance with Section 2.12 hereof; provided, however, that any Person who acquires any of the Registrable Securities in a distribution pursuant to a registration statement filed by the Company under the Securities Act or pursuant to a sale under Rule 144 promulgated by the Commission under the Securities Act shall not be

(l) “Initial Public Offering” shall mean the Company’s initial distribution of Common Stock in an underwritten public offering of its securities to the general public pursuant to a registration statement filed with and declared effective by the Commission pursuant to the Securities Act.

(m) “Initiating Holders” shall have the meaning set forth in Section 2.1(a) hereof and Section 2.3(a) hereof, as the case may be.

(n) “Investor” or “Investors” shall mean, individually or collectively, the Series D Investors, the Series E Investor and the Prior Investors.

(o) “New Securities” shall have the meaning set forth in Section 3.1 hereof

(p) “Notice of Registration” shall have the meaning set forth in Section 2.1(a) hereof and Section 2.3 hereof, as the case may be.

(q) “Participation Right Notice” shall have the meaning set forth in Section 3.2 hereof

(r) “Person” shall mean any individual, partnership, limited partnership, limited liability partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization, and any governmental authority or other legal or business entity of any kind.

(s) “Preferred Stock” shall mean the Series D Preferred Stock and the Series E Preferred Stock.

(t) “Prior Investor” shall have the meaning set forth in the first paragraph of this Agreement.

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(u) “Prior Investor Rights Agreement” shall have the meaning set forth in the Background section of this Agreement.

(v) “Pro Rata Share” shall have the meaning set forth in Section 3.1 hereof

(w) “Qualified Public Offering” shall mean a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act, covering the offer and sale by the Company of Common Stock at a public offering price per share that is not less than $0.70 per share (as appropriately adjusted for any stock dividends, splits, combinations, divisions, recapitalizations or similar transactions after the date of this Agreement) and with a total in gross offering proceeds of not less than $20,000,000 (prior to deducting underwriter discounts and commissions and expenses of the offering).

(x) “Register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement by the Commission.

(y) “Registrable Securities” shall mean the Series D Registrable Securities and the Series E Registrable Securities.

(z) “Required Majority” shall have the meaning set forth in the Background section of this Agreement.

(aa) “Request for Registration” shall have the meaning set forth in Section 2.1(a) hereof and Section 2.3 hereof, as the case may be.

(bb) “Restated Certificate” shall mean the Company’ s Amended and Restated Certificate of Incorporation, including but not limited to any certificate of designation relating to any series of preferred stock, to be filed immediately prior to or contemporaneously with the execution of this Agreement.

(cc) “Right of First Refusal Agreement” shall mean the Amended and Restated Right of First Refusal and Co-Sale Agreement of even date herewith among the Company, the Investors and certain other stockholders of the Company.

(dd) “Series D Investor” shall have the meaning set forth in the first paragraph of this Agreement.

(ee) “Series D Preferred Stock” shall mean the Series D Convertible Preferred Stock, par value $0.01 per share, of the Company.

(ff) “Series D Purchase Agreement” shall have the meaning set forth in the Background section of this Agreement.

(gg) “Series D Registrable Securities” shall mean shares of the Company’s Common Stock (i) issued or issuable upon the conversion of any Series D Preferred Stock held by the Series D Investors, (ii) acquired for fair value by the Series D Investors after March 17, 2003, (iii) issued upon conversion or exercise of any securities of the Company acquired for fair value by the Series D Investors after the date hereof, or (iv) issued as a dividend or other distribution with respect to the Series D Preferred Stock or any of the shares described in the foregoing clauses (i) through (iii).

(hh) “Series E Investor” shall have the meaning set forth in the first paragraph of this Agreement.

(ii) “Series E Preferred Stock” shall mean the Series E Convertible Preferred Stock, par value $0.01 per share, of the Company.

(jj) “Series E Purchase Agreement” shall have the meaning set forth in the Background section of this Agreement.

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(kk) “Series E Registrable Securities” shall mean shares of the Company’s Common Stock (i) issued or issuable upon the conversion of any Series E Preferred Stock held by the Series E Investor. (ii) acquired for fair value by the Series E Investor on or after the date hereof, (iii) issued upon conversion or exercise of any securities of the Company acquired for fair value by the Series E Investor on or after the date hereof, or (iv) issued as a dividend or other distribution with respect to the Series E Preferred Stock or any of the shares described in the foregoing clauses (i) through (iii).

(ll) “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(mm) “Securities” shall mean any Common Stock, Preferred Stock or other securities, directly or indirectly, convertible into or exercisable for Common Stock owned by any Investor.

(nn) “Special Counsel” shall have the meaning set forth in Section 2.5 hereof

(oo) “Transfer” as to any securities issued by the Company, shall mean to sell, or in any other way directly or indirectly, to transfer, assign, distribute, give, bequeath, devise, encumber, pledge, hypothecate or otherwise dispose of, either voluntarily or involuntarily (or a sale, or any other direct or indirect, transfer, assignment, distribution, gift, bequest, devise, encumbrance or other voluntary or involuntary disposition), as the case may be.

(pp) “Violation” shall have the meaning set forth in Section 2.7(a) hereof

(qq) “Voting Agreement” shall mean the Amended and Restated Voting Agreement of even date herewith among the Company, the Series E Investor and certain other stockholders of the Company.

(rr) “Webb” shall mean Webb Interactive Services, Inc.

ARTICLE 2

REGISTRATION RIGHTS

2.1 Demand Registration Rights

(a) Initiation. If at any time after the six-month anniversary of the completion of the Initial Public Offering, the Company shall receive a written request from the holders of forty-five percent (45%) of the Registrable Securities then outstanding (the “Initiating Holders”) that the Company effect the registration under the Securities Act and registration or qualification under all applicable state securities and “blue sky” laws of a number of the Registrable Securities then outstanding (a “Request for Registration”), the Company shall (a) within ten (10) days of receipt thereof, give written notice of such proposed registration (the “Notice of Registration”) to all other Holders (the “Additional Holders”) and (b) as soon as practicable, use commercially reasonable efforts to effect such registration under the Securities Act and take all steps as are reasonably necessary under the Securities Act and all applicable state securities and “blue sky” laws to permit the sale or other disposition of (i) all Registrable Securities which the Company has been requested to register by the Initiating Holders and (ii) all Registrable Securities which the Company has been requested, within twenty (20) days after receipt of the Company’s Notice of Registration, to register by the Additional Holders. The Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 2.1(a):

(i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration,

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qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(ii) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective; or

(iii) if the Initiating Holders propose to dispose of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 2.3 hereof

(b) Underwritten Offering.

(i) If the Initiating Holders intend to distribute the Registrable Securities covered by their Request for Registration by means of an underwriting, they shall so advise the Company as a part of their Request for Registration and the Company shall include such information in the Notice of Registration. The managing underwriter shall be selected by the holders of a majority of the Registrable Securities included in such registration with the approval of the Company, which approval shall not be unreasonably withheld. The inclusion of any Registrable Securities in such registration shall be conditioned upon the Holder thereof agreeing to participate in such underwriting and entering into an underwriting agreement with the managing underwriter in customary form containing terms and conditions no more or less favorable than those that apply to other securities of the same class to be included in such registration.

(ii) Notwithstanding any other provision of this Section 2.1, if the managing underwriter advises the Initiating Holders and the Company in writing that marketing factors require a limitation of the number of shares to be underwritten and that the total number of shares requested to be underwritten will exceed the maximum number which can be marketed without jeopardizing the success of the entire offering, then the Company shall so advise all Initiating Holders and all Additional Holders and shall exclude from such underwriting the minimum number of Registrable Securities as is necessary in the opinion of the managing underwriter to reduce the size of the offering to the maximum number of securities that can be successfully marketed; provided, however, that no such exclusion shall reduce the number of Registrable Securities included in the registration below thirty-five percent (35%) of the total amount of securities requested by the Holders to be included in such registration. Unless otherwise agreed by the Holders affected by any such reduction, such reduction shall be allocated among the Holders on a pro rata basis based on the number of Registrable Securities requested to be registered by each Holder; provided, however, that, prior to any reduction in the number of shares of Registrable Securities included in such registration, the maximum number of securities, if any, other than Registrable Securities, being included for the account of Persons other than the Holders shall be excluded as is necessary to reduce the size of the offering to the maximum number of securities that can be successfully marketed. To facilitate the

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allocation of shares in accordance with the above provisions, the Company or the managing underwriter may round the number of shares allocated to any Holder to the nearest 1,000 shares. No Registrable Securities excluded from the underwriting by reason of the managing underwriter’s marketing limitation shall be included in such registration.

(iii) If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to ninety (90) days after the effective date of such registration, or such other shorter period of time as the managing underwriter may require. If by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion and manner used in determining any reduction based on the underwriter limitation in Section 2.1(b)(ii) hereof.

(iv) If the managing underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account or for the account of others in such registration if the managing underwriter and the holders of a majority of the Registrable Securities included in such registration so agree and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

(v) The Company shall permit the managing underwriter and counsel to the managing underwriter at the Company’s expense to visit and inspect any of the properties of the Company, examine its books and records, take copies and extracts therefrom and discuss the affairs, finances and accounts of the Company with its officers, employees and public accountants (and by this provision the Company hereby authorizes said accountants to discuss with such managing underwriter and such counsel its affairs, finances and accounts), at reasonable times and upon reasonable notice, with or without a representative of the Company being present.

(c) Number of Demand Registrations. Notwithstanding any other provision of this Section 2.1, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.1 (i) unless the Registrable Securities proposed to be included in the registration have a proposed aggregate offering price of at least Five Million Dollars ($5,000,000) or (ii) after the Company has effected two (2) registrations at the request of the Holders pursuant to this Section 2.1 and such registrations have been declared or ordered effective and the securities offered pursuant to such registrations have been sold. A registration that covers Registrable Securities together with securities for the Company’s own account or for the account of others shall be deemed a registration pursuant to this Section 2.1 if Registrable Securities constitute more than fifty percent (50%) of the total offering on the effective date of

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the registration statement but shall not be deemed to be one of the registrations subject to the limitation on the number of registrations set forth in this Section 2.1(c) if Registrable Securities constitute fifty percent (50%) or less of the total offering on the effective date of the registration statement.

(d) Company Deferral. If the Board of Directors makes a good faith determination that it would be seriously detrimental to the Company and its stockholders for a registration statement to be filed on or before the date filing would be required in connection with the Request for Registration and it is therefore essential to defer the filing of such registration statement to effect such registration, the Company shall deliver to the Initiating Holders a certificate signed by the chief executive officer of the Company to such effect and shall have the right to defer taking action with respect to such filing for a reasonable period not to exceed ninety (90) days; provided, that the Company shall have the right to defer taking such action up to only two (2) times in any twelve (12) month period.

2.2 Registration Rights.

(a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) pursuant to a Request for Registration, (ii) a registration relating solely to employee benefit plans, (iii) a registration relating to the offer and sale of non equity-linked debt securities, (iv) a registration relating directly or indirectly to a transaction described in Commission Rules 145(a)(1) 145(a)(2) or 145(a)(3) or ( a registration on any form that does not permit secondary sales, the Company shall (A) as soon as practicable, and in any event within twenty (20) days, before the Company files a registration statement, give written notice of the proposed registration to each Holder and (B) upon the written request of each Holder to include in such registration statement all or any part of the Registrable Securities held by such Holder given within ten (10) days after receipt by such Holder of the Company’s notice, subject to the provisions of Section 2.2(b) hereof, use commercially reasonable efforts to cause all of the Registrable Securities that each such Holder has requested to be registered to be included in the Company’s registration statement (and to be registered and qualified under all applicable state securities and “blue sky” laws) so as to permit the sale or other disposition of such Registrable Securities.

(b) Underwritten Offering.

(i) If the securities the Company determines to register are to be distributed through an underwritten offering, the Company shall so advise the Holders of Registrable Securities in the notice described in Section 2.2(a) hereof In such event, (i) the managing underwriter shall be selected by the Company with the approval of the holders of a majority of the Registrable Securities then outstanding, which approval shall not be unreasonably withheld, and (ii) the right of any Holder to include Registrable Securities in a registration pursuant to this Section 2.2 shall be conditioned upon the Holder thereof agreeing to participate in such underwriting and entering into an underwriting agreement with the managing underwriter in customary form containing terms and conditions no

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more or less favorable than those that apply to the securities of the Company or other securities of the same class to be included in such registration.

(ii) Notwithstanding any other provision of this Section 2.2, if the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten and that the total number of shares requested to be underwritten will exceed the maximum number which can be marketed without jeopardizing the success of the entire offering, then the Company shall so advise all Holders and shall exclude from such underwriting (A) first, the maximum number of securities, if any, other than Registrable Securities, being included for the account of Persons other than the Company as is necessary to reduce the size of the offering to the maximum number of securities that can be successfully marketed and (B) second, the minimum number of Registrable Securities as is necessary in the opinion of the managing underwriter to reduce the size of the offering to the maximum number of securities that can be successfully marketed; provided that, without the written consent of the holders of a majority of the Registrable Securities requested to be registered, (x) in no event will securities of any Persons other than the Company be included in such registration unless all of the Registrable Securities requested to be registered are included and (y) no such reduction shall reduce the amount of Registrable Securities included in the registration below thirty-five percent (35%) of the total amount of securities included in such registration. Unless otherwise agreed by the Persons affected by any reduction set forth in clauses (x) or (y) above, respectively, such reduction shall be allocated among such Persons on a pro rata basis based on the number of securities requested to be registered by each Person. To facilitate the allocation of shares in accordance with the above provisions, the Company or the managing underwriter may round the number of shares allocated to any Person to the nearest 1,000 shares. No Registrable Securities excluded from the underwriting by reason of the managing underwriter’s marketing limitation shall be included in such registration.

(iii) If any Holder of Registrable Securities disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the other Holders. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall not be transferred in a public distribution prior to one hundred and eighty (180) days after the effective date of such registration, or such other shorter period of time as the managing underwriter may require. If by the withdrawal of such Registrable Securities a greater number of Registrable Securities held by other Holders may be included in such registration (up to the maximum of any limitation imposed by the underwriters), then the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion and manner used in determining any reduction based on the underwriter limitation in Section 2.2(b)(ii) hereof.

(c) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

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2.3 Registrations on Form S-3.

(a) Initiation If at such time as the Company shall have qualified for the use of Form S-3 (or any successor form promulgated under the Securities Act), the Company shall receive a written request from any Holder or Holders (each an “Initiating Holder”) that the Company effect the registration on Form S-3 (a “Request for Registration”), the Company shall (a) within ten (10) days of receipt thereof, give written notice of such proposed registration (the “Notice of Registration”) to all other Holders (the “Additional Holders”) and (b) as soon as practicable, use commercially reasonable efforts to effect such registration under the Securities Act and take all steps as are reasonably necessary under the Securities Act and all applicable state securities and “blue sky” laws to permit the sale or other disposition of (i) all Registrable Securities which the Company has been requested to register by any Initiating Holder and (ii) all Registrable Securities which the Company has been requested, within twenty (20) days after receipt of the Company’s Notice of Registration, to register by the Additional Holders.

(b) Underwritten Offering If the Initiating Holders intend to distribute the Registrable Securities covered by the Request for Registration by means of an underwriting, the substantive provisions of Section 2.1(b) hereof shall apply to any registration on Form S-3 requested pursuant to Section 2.3 hereof.

(c) Limitations Notwithstanding any other provision of this Section 2.3, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.3 (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; (ii) unless the Registrable Securities proposed to be included in the registration have a proposed aggregate offering price of at least One Million Dollars ($1,000,000) or (iii) in the event the Company has effected a registration on Form S-3 at the request of any Holders pursuant to this Section 2.3 within the previous six (6) months and such registration has been declared or ordered effective and the securities offered pursuant to such registration have been sold.

(d) Effect on Number of Demand Registrations A registration effected pursuant to this Section 2.3 shall not be counted as a demand registration for purposes of the limitation on the number of demand registrations set forth in Section 2.1(c) hereof.

2.4 Information from Holders. Notices and requests delivered by Holders to the Company pursuant to this Article 2 shall contain such information regarding the Registrable Securities to be so registered and the intended method of disposition thereof as shall reasonably be required in connection with the action to be taken. Each Holder hereby agrees to provide the Company, or its agents or designees, with all information reasonably required in connection with the registration of any Registrable Securities under the Securities Act or the registration and qualification under any applicable state securities or “blue sky” law.

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2.5 Payment of Registration Expenses. The costs and expenses of all registrations under the Securities Act, all registrations and qualifications under any applicable state securities or “blue sky” law, and of all other actions which the Company is required to take or effect pursuant to this Article 2, shall be paid by the Company or holders of other securities of the Company other than Registrable Securities, if any (including, without limitation, all registration and filing fees, printing expenses, auditing costs and expenses, and the fees and disbursements of counsel for the Company and one special counsel for the Holders selected by the holders of a majority of the Registrable Securities to be registered (the “Special Counsel”) and the Holders shall pay only the underwriting discounts and commissions, transfer taxes and fees and disbursements of any representative of any Holder, other than the Special Counsel, if any, relating to the Registrable Securities sold by them. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Sections 2.1 and 2.3 hereof if the registration request is subsequently withdrawn at the request of the holders of a majority of the Registrable Securities to be registered or because a sufficient number of Holders shall have withdrawn so that the minimum offering conditions set forth in Sections 2.1 and 2.3 hereof are no longer satisfied (in which case all participating Holders shall bear such expenses pro rata among each other based on the number of Registrable Securities requested to be so registered), unless the holders of a majority of the Registrable Securities agree to forfeit their rights to one (1) demand registration pursuant to Section 2.1.

2.6 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities pursuant to this Agreement, the Company shall effect the registration and the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and pursuant thereto, the Company shall, as expeditiously as reasonably possible, use commercially reasonable efforts to:

(a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use commercially reasonable efforts to cause such registration statement to become effective (provided that no later than five (5) days before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the Special Counsel copies of all such documents proposed to be filed, which documents shall be subject to the reasonable review and comment of the Special Counsel).

(b) Notify each holder of Registrable Securities covered thereby of the effectiveness of each registration statement filed hereunder and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred twenty (120) days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement.

(c) Furnish to the Holders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities

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Act, and such other documents incident thereto as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Register and qualify the securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions as shall be reasonably requested by the Holders; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) In the event of an underwritten public offering, enter into such customary agreements (including underwriting agreements in customary form) and take all such actions pursuant thereto as the holders of a majority of the Registrable Securities being sold or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any Holder, prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided that each Holder of Registrable Securities agrees not to deliver any prospectuses following receipt of any such notice by the Company until such time as such supplement or amendment has been provided to the Holders.

(g) Furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

(h) Cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use commercially reasonable efforts to secure designation of all such Registrable Securities covered by such registration statement as a Nasdaq national market system security within the meaning of Rule 11 Aa2- 1 under the Exchange Act.

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(i) Provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement.

(j) Subject to execution of a customary confidentiality agreement, make available for inspection by a representative of the sellers of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such sellers’ representatives or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such sellers’ representative, underwriter, attorney, accountant or agent in connection with such registration statement; provided, however, that the Company may withhold access to any such financial or other records, pertinent corporate documents, properties or information if it reasonably determines that disclosure thereof would have a material adverse affect on the competitive position of the Company.

(k) Comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

(l) Permit any Holder, which Holder, based upon the reasonable opinion of such holder’s counsel, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included.

(m) In the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the issuance of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, the Company shall use commercially reasonable efforts promptly to obtain the withdrawal of such order.

2.7 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 2.1, 2.2 and 2.3 hereof:

(a) Indemnification by the Company. To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors, managers, stockholders and members of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint and/or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”) by the Company: (i) any untrue statement or

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alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendment or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement, and the Company will pay as incurred to each such Holder, partner, officer, director, manager, stockholder, member, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage. liability or action; provided, however, that the indemnity agreement contained in this Section 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, manager, stockholder, member, underwriter or controlling person of such Holder.

(b) Indemnification by the Holders. To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers, its stockholders and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder’s partners, directors, managers, officers, stockholders or members or any person who controls such Holder, against any losses, claims, damages or liabilities to which the Company or any such Company director, officer or controlling person, underwriter or other such Holder, or partner, director, manager, officer, stockholder or member or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder specifically for use in connection with such registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director, manager, stockholder or member or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of each such Holder, which consent shall not be unreasonably withheld: provided further, that the obligation to indemnify shall be individual, not joint and several, for each such Holder and that in no event shall any indemnity under this Section 2.7 exceed the net proceeds from the offering received by such Holder.

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(c) Procedure. Promptly after receipt by an indemnified party under this Section 2.7 of notice of the commencement of any action (including any governmental action), such indemnified par will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.7, deliver to the indemnifying par a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying par would be inappropriate due to actual or potential differing interests between such indemnified par and any other park represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying par within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying par of any liability to the indemnified party under this Section 2.7, but the omission so to deliver written notice to the indemnifying part\ will not relieve it of any liability that it ma have to am indemnified parts otherwise than under this Section 2.7. No indemnifying par in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) Contribution. If the indemnification provided for in this Section 2.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

(e) Underwriting Agreement. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) Survival. The obligations of the Company and Holders under this Section 2.7 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement.

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2.8 Limitation on Subsequent Registration Rights. After the date of this Agreement, the Company shall not, without the prior written consent of the holders of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to or pari passu with those granted to the Holders hereunder.

2.9 Rule 144 Reporting. With a view to making available to the Holders the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use commercially reasonable efforts to:

(a) Make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public:

(b) File with the Commission, in a timely manner, all reports and other documents required of the Company under the Exchange Act after it has become subject to such reporting obligations; and

(c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon written request; a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 under the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing it to sell any such securities without registration.

2.10 Market-Standoff Agreement.

(a) Market-Standoff Period: Agreement In connection with the Initial Public Offering and upon request of the Company or the underwriters managing such offering of the Company’s securities, each Holder hereby agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than any disposed of in the registration and those acquired by the Holder in the registration or thereafter in open market transactions) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of such public offering.

(b) Limitations. The restrictions set forth in Section 2.10(a) shall only be binding on and enforceable against the Holders in the event all officers, directors and holders of at least one percent (1%) of the outstanding equity of the Company (on a fully-diluted basis) are bound by similar restrictions. If the Company or the underwriter of any public offering of the Company’s

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securities waive or terminate any standoff or lockup restrictions imposed on any holder of securities of the Company, then such waiver or termination shall be granted to all Holders subject to standoff or lockup restrictions pro rata based on the number of shares of Common Stock beneficially held by such holder and the Holders. From and after the date of this Agreement, the Company shall use commercially reasonable efforts to ensure that all holders of capital stock of the Company agree to be bound by terms substantially similar to those set forth in this Section 2.10.

(c) Stop-Transfer Instructions. In order to enforce the foregoing covenants, the Company may impose stop-transfer instructions and may stamp each such certificate with the second legend set forth in Section 5.1 hereof with respect to the securities of each Holder (and the securities of every other person subject to the restrictions in Section 2.10(a) hereof).

(d) Transferees Bound. If and whenever Registrable Securities are sold by any Holder, the selling Holder shall do all things and execute and deliver all documents, and cause any transferee of the Registrable Securities to do all things and execute and deliver all documents, as may be necessary to cause the transferee to be bound by the terms and conditions of this Section 2.10; provided that this Section 2.10(d) shall not apply to transfers pursuant to a registration statement.

2.11 Registrable Securities. Eligible for Sale under Rule 144 No Holder shall be entitled to exercise any registration right provided for in this Article 2 with respect to any number of shares of Registrable Securities constituting less than one percent (1%) of outstanding shares of Common Stock in the event that at such time such Registrable Securities are eligible for sale during a three-month period without registration pursuant to Rule 144.

2.12 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Article 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities that (a) is an Affiliate of such Holder or (b) acquires not less than One Million (1,000,000) shares of Registrable Securities from such Holder in accordance with the procedures prescribed in the Right of First Refusal Agreement; provided that in either case, prior to the transfer, (i) the transferor shall furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree in writing to be subject to all restrictions applicable to and obligations of the transferring Holder set forth in this Agreement, including, without limitation, those set forth in Section 2.10 hereof

ARTICLE 3

PREEMPTIVE RIGHTS

3.1 Rights to Purchase New Securities. From and after the date of this Agreement until immediately prior to a Qualified Public Offering, each Series D Investor and Series E Investor shall have the preemptive right to purchase its Pro Rata Share of any additional issues of capital stock of the Company of any or all classes or series thereof, whether or not now authorized, and any securities of the Company of any type, including convertible indebtedness, that are or may become convertible into such capital stock, including, without limitation, any

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rights, options or warrants to purchase capital stock, other than (i) shares of Series E Preferred Stock issued pursuant to the Series E Stock Purchase Agreement, (ii) shares issued in a Qualified Public Offering, and (iii) securities that are excluded from the definition of Additional Shares in Section 5(e)(v) of the Restated Certificate’s Certificate of Designation of Series D Preferred Stock (collectively “New Securities” ) which the Company may propose to offer sell or issue from and after the date hereof, subject to the terms and conditions of this Article 3. Each participating Series D Investor and Series E Investor must purchase New Securities on the same terms and at the same price at which the Company proposes to sell New Securities. A Series D Investor or Series E Investor that notifies the Company of its intention to exercise its preemptive right under this Article 3 may assign all or a portion of such right to one or more Affiliates in such proportions as it deems appropriate. The “Pro Rata Share” of each Series D Investor and Series E Investor shall be equal to the quotient obtained by dividing (i) the total number of shares of Common Stock (on an as-converted basis, including shares issuable upon conversion of Series D Preferred Stock and Series E Preferred Stock held by such Series D Investor or Series E Investor, as the case may be) held by such Series D Investor or Series E Investor, as the case may be, immediately prior to the issuance of New Securities plus by (ii) the sum of (X) the total number of shares of Common Stock of the Company then outstanding plus (Y) the total number of shares of Common Stock of the Company into which all then outstanding shares of Preferred Stock of the Company are then convertible.

3.2 Notice of Proposed Sale of New Securities. In the event the Company proposes to undertake an offering, sale or issuance of New Securities, it shall give to each Series D Investor and Series E Investor written notice of its intention (the “Participation Right Notice”), which notice shall describe the type of New Securities, number of shares, the price, the terms upon which the Company proposes to issue New Securities, and shall include a statement as to the number of days (which shall be at least fifteen (15) days) following the date of the Participation Right Notice within which such Preferred Stockholder must respond to the Participation Right Notice. Each Series D Investor and Series E Investor shall have fifteen (15) days from the date the Participation Right Notice is received to purchase any or all of its Pro Rata Share of the New Securities for the price and upon the terms specified in the Participation Right Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. Each Series D Investor and Series E Investor that elects to participate shall be required to become a party to the agreement(s) executed and delivered in connection with the issuance and sale of the New Securities and to make payment for such New Securities on the terms and at the time contemplated by such agreements. The Company shall promptly, in writing, inform each Series D Investor and Series E Investor that elects to purchase all of its Pro Rata Share of the New Securities (each a “Fully-Exercising Investor”) of any other Series D Investor’s and Series E Investor’s failure to do likewise. During the ten (10) day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to purchase on the terms specified above that portion of the New Securities for which Series D Investors and Series E Investor were entitled to subscribe but which were not subscribed for that is equal to the quotient obtained by dividing (i) the total number of shares of Common Stock issuable to such Fully-Exercising Investor upon the conversion of all of the shares of Preferred Stock held by such Fully-Exercising Investor immediately prior to the issuance of New Securities by (ii) the total number of shares of Common Stock issuable to all Fully-Exercising

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Investors upon the conversion of all of the shares of Preferred Stock held by all such Fully- Exercising Investors immediately prior to the issuance of New Securities.

3.3 Sale After Notice. The Company may, during the period of forty-five (45) days following the expiration of the periods provided in Section 3.2 hereof, offer, sell and issue the remaining unsubscribed portion of the New Securities covered by the Participation Right Notice to any persons or entities, at a price and upon general terms no more favorable than those specified in the Participation Right Notice. In the event the Company has not sold the New Securities within said forty-five (45) day period, the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Series D Investors and the Series E Investor in the manner provided in this Article 3.

3.4 Assignment of Preemptive Rights. The preemptive rights set forth in this Article 3 may be assigned by a Series D Investor and Series E Investor to a transferee or assignee of Securities that (a) is an accredited investor as defined in Regulation D under the Securities Act and (b) acquires at least 1,000,000 shares of Preferred Stock or Common Stock issued upon conversion of Preferred Stock and either (x) is an Affiliate of such Series D Investor or Series E Investor, as the case may be, or (y) acquires Securities from such Series D Investor or Series E Investor, as the case may be, in accordance with the procedures prescribed in the Right of First Refusal Agreement; provided that in either case, prior to such transfer, (i) the transferor shall furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree in writing to be subject to all restrictions applicable to and obligations of the transferring Series D Investor or Series E Investor, as the case may be, set forth in this Agreement.

ARTICLE 4

COVENANTS

4.1 Covenants of the Investors. Each Investor covenants and agrees with the Company and each other Investor that, from and after the date hereof and until the closing of a Qualified Public Offering:

(a) No Majority Ownership of the Company. Unless previously approved in writing by each of the Investors, no Investor will engage in any transaction or enter into any agreement, contract or arrangement if, as a result of such transaction, agreement, contract or arrangement, such Investor would own, either directly or indirectly, more than 49% of the Company’s issued and outstanding share capital (calculated either by ownership percentage or voting power).

(b) No Private Agreements. Each Investor will not enter into any agreement, contract or arrangement with any other Investor with respect to the voting of such Investor’s shares of the Company in any matter that must be approved by the Company’s shareholders under law or under this Agreement, the Right of Refusal Agreement or the Voting Agreement.

4.2 Additional Covenants of Webb. Webb covenants and agrees with the Company and each of the other Investors that, from and after the date hereof and until the earlier to occur

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of (i) a Qualified Public Offering: (ii) a sale of the entire capital stock of the Company for consideration that is solely in the form of cash or freely tradable public securities; (iii) a sale of all or substantially all of the Company’s assets for consideration that is solely in the form of cash or freely tradable public securities; or (iv) the date on which Webb ceases to be a shareholder of the Company, it will not make any distributions or other transfer of any of its shares in the Company to Webb’s shareholders which distribution or transfer would have the result of making the Company a reporting company under the Securities Exchange Act of 1934, as amended.

ARTICLE 5

MISCELLANEOUS

5.1 Legends on Share Certificates. The following legend shall be imprinted conspicuously on the face of each certificate representing Registrable Securities:

NOTICE IS HEREBY GIVEN THAT THE SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND RESTRICTED BY THE PROVISIONS OF A CERTAIN AMENDED AND RESTATED INVESTORS RIGHTS AGREEMENT AMONG JABBER, INC. AND CERTAIN OF THE COMPANY’S STOCKHOLDERS, DATED AS OF APRIL 8, 2005, A COPY OF WHICH AGREEMENT MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY, AND ALL OF THE PROVISIONS OF WHICH AGREEMENT ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE. THE RESTRICTIONS IMPOSED BY THE INVESTORS RIGHTS AGREEMENT INCLUDE, AMONG OTHER THINGS, RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK-UP PERIOD OF UP TO 180 DAYS IN THE EVENT OF AN INITIAL PUBLIC OFFERING.

5.2 Termination of Agreement. This Agreement shall terminate upon the earlier to occur of (i) seven (7) years after a Qualified Public Offering, or (ii) such date, on or after the closing of the Company’s first registered public offering of Common Stock, on which all shares of Registrable Securities may immediately be sold pursuant to Rule 144 during any ninety (90)-day period.

5.3 Entire Agreement. This Agreement contains the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements among any of them with respect thereto, including, without limitation, the Prior Investor Rights Agreement, which is hereby terminated in its entirety and which shall henceforth be of no force and effect.

5.4 Amendment; Waiver. Neither this Agreement nor any term hereof may be amended, waived or discharged other than by written instrument signed by the Company and Holders of a majority of Registrable Securities. Each Investor acknowledges that by the

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operation of this Section 5.4 third parties have the right and power to diminish or eliminate all rights of such Investor under this Agreement. Notwithstanding anything to the contrary contained herein, no modification, amendment or waiver that would treat any Investor in a non ratable, discriminatory manner in comparison to other similarly situated Investors shall be effective against such Investor without the written consent of such Investor.

5.5 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

5.6 Notices. All notices and other communications given to any party hereto pursuant to this Agreement shall be in writing and shall be hand delivered, or sent either by (a) certified mail, postage prepaid, return receipt requested; (b) electronic mail, (c) an overnight express courier service that provides written confirmation of delivery; or (d) facsimile transmission with written confirmation by the sending machine or with telephone confirmation of receipt (provided that a confirming copy is sent by overnight express courier service that provides written confirmation of delivery), addressed as follows:

(a) If to the Company:

Jabber, Inc.

1899 Wynkoop Street

Denver, CO 80202

Tel: 303-308-3255

Fax: 303-308-3215

E-mail: pguerin@jabber.com

Attention: Paul Guerin, CEO

with a copy to:

Hogan & Hartson LLP

1200 17th Street, Suite 1500

Denver, CO 80202

Tel: 303-899-7300

Fax: 303-899-7333

Attention: Robert Mintz, Esq.

(b) To the Series D Investors:

To the address of each Investor set forth on Exhibit A hereto with a copy to:

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Davis Graham & Stubbs LLP

1550 Seventeenth Street, Suite 500

Denver, CO 80202

Tel: (303) 892-9400

Fax: (303) 893-1379

Attention: Chris Richardson, Esq.

(c) To the Series E Investor:

To the address of the Series E Investor set forth in Exhibit A hereto with a copy to:

Fairfield and Woods, P.C.

1700 Lincoln Street, Suite 2400

Denver, CO 80203

Tel: (303) 830-2400

Fax: (303) 830-1033

Attention: Brian Wallace, Esq.

Any communication given in conformity with this Section 5.6, shall be effective upon the earlier of actual receipt or deemed delivery. Delivery shall be deemed to have occurred as follows: if hand delivered on the day so delivered; if mailed, three business days after the same is deposited in the United States Mail; if telecopied or sent by electronic mail, upon written confirmation by the sending machine of effective transmission or upon telephone confirmation of receipt: and if sent by overnight express courier service, the next business day. An party may at any time change its address for receiving communications pursuant to this Section 5.6 by giving notice of a new address in the manner provided herein.

5.7 Assignment. Except as expressly provided in Sections 2.12, 3.1 or 3.4 hereof, as the case may be. none of the rights and obligations of any Investor set forth in this Agreement may be transferred or assigned without the prior written consent of the Company (which consent shall not be unreasonably withheld), and any purported assignment made without such consent shall be void. None of the rights and obligations of the Company set forth in this Agreement may be transferred or assigned without the prior written consent of the Investors holding a majority of the Registrable Securities then outstanding, and any purported assignment made without such consent shall be void. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto, all permitted transferees and assignees of any Investor, and all of the respective heirs, legatees, personal representatives, successors and assigns of any Investor, to the extent permitted by this Agreement.

5.8 Invalid Provision. If any term or provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable in any respect, the remainder of the terms and provisions shall be unaffected and shall remain in full force and effect, and any such

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invalid, void or unenforceable term or provision shall be construed by limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law.

5.9 Time Periods. In computing the number of days for any purpose of this Agreement, all days shall be counted including Saturdays, Sundays and holidays, except that if the last day of any period occurs on a Saturday, Sunday or holiday, the period will be deemed extended to the end of the next succeeding day which is not a Saturday, Sunday or holiday. A holiday for purposes of this Agreement shall mean those days on which banks in the State of Delaware may, or are obligated to, remain closed.

5.10 Headings. The Table of Contents and the Article, Section and subsection headings are included solely for convenient reference and shall not be deemed to provide an accurate description of the content of any Article, Section or subsection hereof or otherwise affect the meaning or interpretation of any of the provisions hereof.

5.11 Gender. All pronouns used herein shall include all genders and the singular and plural as the context requires.

5.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

5.13 Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the act that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

5.14 Interpretation of Agreement. The parties hereto acknowledge and agree that this Agreement has been negotiated at arm’s-length and among parties equally sophisticated and knowledgeable in the matters dealt with in this Agreement. Accordingly, any rule of law or legal decision that would require interpretation of any ambiguities in this Agreement against the party that has drafted it is not applicable and is waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the parties as set forth in this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors Rights Agreement as of the day and year first above written.

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JABBER, INC.

By:	/s/ Paul F. Guerin
Name:	Paul F. Guerin
Title:	CEO

SERIES D INVESTORS:

FRANCE TELECOM TECHNOLOGIES INVESTISSEMENTS

By:	/s/ Stephane Couvreur
Name:	Stephane Couvreur
Title:	General Manager

INTEL CAPITAL CORPORATION

By:	/s/ Ravi Jacob
Name:	Ravi Jacob
Title:	Vice President, Finance & Enterprise
Services Group; Assistant Treasurer, M&A

WEBB INTERACTIVE SERVICES, INC.

By:
Name:
Title:

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SIGNATURE PAGE TO THE AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT AMONG JABBER, INC. AND THE INVESTORS NAMED HEREIN

SERIES E INVESTOR:

JONA, INC.

By:	/s/ Neil A. McMurry
Name:	Neil A. McMurry
Title:	President

PRIOR INVESTORS:

FRANCE TELECOM TECHNOLOGIES
INVESTISSEMENTS

By:	/s/ Stephane Couvreur
Name:	Stephane Couvreur
Title:	General Manager

WEBB INTERACTIVE SERVICES, INC.

By:
Name:
Title:

SIGNATURE PAGE TO THE AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT AMONG JABBER, INC. AND THE INVESTORS NAMED HEREIN

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EXHIBIT A

SCHEDULE OF INVESTORS

SERIES D INVESTORS

FRANCE TELECOM TECHNOLOGIES INVESTISSEMENTS

3 8-40 me du Gal Leclerc

92794 Issv les Moulineaux Cedex 9

Paris, France

Fax: 01133 145 296 560

INTEL CAPITAL CORPORATION

2200 Mission College Blvd.

M/S RN6-46

Santa Clara, CA 95052

Attention: Portfolio Manager

Fax Number: (408) 765-6038

E-mail: portfolio.manager@intel.com

WEBB INTERACTIVE SERVICES, INC.

1899 Wynkoop Street

Suite 600

Denver, CO 80202

Attention: Secretary/General Counsel

Fax: (303) 308-3219

E-Mail: lbranson@webb.net

SERIES E INVESTOR:

JONA, INC.

1701 East “E” Street

P.O. Box 3003

Casper, WY 82602

Attention: Richard J. Bratton

Fax: (303) 234-4631

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PRIOR INVESTORS

FRANCE TELECOM TECHNOLOGIES INVESTISSEMENTS

3 8-40 me du Gal Leclerc

92794 Issv les Moulineaux Cedex 9

Paris, France

Fax: 01133 145 296 560

WEBB INTERACTIVE SERVICES, INC.

1899 Wynkoop Street

Suite 600

Denver, CO 80202

Attention: Secretary/General Counsel

Fax: (303) 308-3219

E-Mail: lbransonwebb.net

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JABBER, INC.

AMENDED AND RESTATED

INVESTORS RIGHTS AGREEMENT

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JABBER, INC.

AMENDED AND RESTATED

VOTING AGREEMENT

THIS AMENDED AND RESTATED VOTING AGREEMENT (this “Agreement”) is made effective as of April 8, 2005, by and among Jabber, Inc., a Delaware corporation (the “Company”), and those parties listed as Investors on Exhibit A attached hereto (hereinafter sometimes referred to individually as an “Investor” and collectively, as the “Investors”).

BACKGROUND

The Company, France Telecom Technologies Investissements (“FTTI”), Intel Capital Corporation (“Intel”) and Webb Interactive Services, Inc. (“Webb” and together with FTTI and Intel, the “Series D Investors”) have entered into that certain Series D Preferred Stock Purchase Agreement dated March 17, 2003 (the “Series D Purchase Agreement”).

The Company and Jona, Inc., a Wyoming corporation (“Jona”), have entered into that certain Series E Preferred Stock Purchase Agreement dated April 8, 2005 (the “Series E Purchase Agreement”).

The Company and the Series D Investors entered into that certain Voting Agreement, dated as of March 17, 2003 (the “Prior Voting Agreement”). Pursuant to Section 3.5 of the Voting Agreement, the Voting Agreement may be amended by holders of a majority of the outstanding shares of Series D Preferred Stock held by all Investors (as defined in the Prior Voting Agreement) (the “Required Majority”).

As a condition and a material inducement to the obligation of Jona to consummate the transactions contemplated by the Series E Purchase Agreement, the Company and the Required Majority of the Investors have agreed to enter into this Agreement with the Series E Investor and to terminate the Prior Voting Agreement in its entirety as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Investors and the Company hereby agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Definitions. Unless the contract otherwise requires, the following terms shall have the following meanings for purposes of this Agreement:

(a) “Agreement” shall mean this Amended and Restated Voting Agreement.

(b) “Board of Directors” shall mean the Board of Directors of the

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Company.

(c) “Common Stock” shall mean the Common Stock, par value $0.01 per share, of the Company.

(d) “Company” shall have the meaning set forth in the first paragraph of this Agreement.

(e) “FTTI” shall have the meaning set forth in the Background section of this Agreement.

(f) “FTTI Director” shall have the meaning set forth in Section 2.1 hereof.

(g) “Independent Director” shall have the meaning set forth in Section 2.1 hereof.

(h) “Intel” shall have the meaning set forth in the Background section of this Agreement.

(i) “Jona” shall have the meaning set forth in Section 2.1 hereof.

(j) “Jona Director” shall have the meaning set forth in Section 2.1 hereof.

(k) “Management Director” shall have the meaning set forth in Section 2.1 hereof.

(l) “Preferred Stock” shall mean the Series D Preferred Stock and Series E Preferred Stock.

(m) “Prior Voting Agreement” shall have the meaning set forth in the Background section of this Agreement.

(n) “Qualified Public Offering” shall mean a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act, covering the offer and sale by the Company of Common Stock at a public offering price per share that is not less than $.70 per share (as appropriately adjusted for any stock dividends, splits, combinations, divisions, recapitalizations or similar transactions affecting the Series D Preferred Stock after the date of this Agreement) and with a total in gross offering proceeds of not less than $20,000,000 (prior to deducting underwriter discounts and commissions and expenses of the offering).

(o) “Restated Certificate” shall have the meaning set forth in the Background section of this Agreement.

(p) “Series D Investors” shall have the meaning set forth in the Background section of this Agreement.

(q) “Series D Preferred Stock” shall mean the Series D Preferred Stock, par value $0.01 per share, of the Company.

(r) “Series D Purchase Agreement” shall have the meaning set forth in the Background section of this Agreement.

(s) “Series E Preferred Stock” shall mean the Series E Preferred Stock, par value $0.01 per share, of the Company.

(t) “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(u) “Webb” shall have the meaning set forth in the Background section of this Agreement.

(v) “Webb Director” shall have the meaning set forth in Section 2.1 hereof.

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ARTICLE 2

AGREEMENT TO VOTE FOR DIRECTORS

2.1 Election of Directors—General. Each Investor agrees to hold all shares of the Common Stock and Preferred Stock owned by such Investor subject to, and to vote all of such shares of the Common Stock and Preferred Stock in accordance with, the provisions of this Agreement. As of the date hereof, the Board of Directors shall be comprised of five (5) directors: one (1) director who shall be designated by Jona (the “Jona Director”), one (1) director who shall be designated by Webb (the “Webb Director”), one (1) director who shall be designated by FTTI (the “FTTI Director”), one (1) director who shall be a member of the Company’s senior management and who shall be designated by holders representing a majority of the outstanding shares of Preferred Stock on an as-converted basis (the “Management Director”), and one (1) director who shall be qualified and independent, including being independent of all Investors and who shall be designated by a majority vote of the FTTI Director, the Webb Director, the Jona Director and the Management Director (the “Independent Director”).

2.2 Election of Directors-FTTI Director

(a) As of the date hereof, at each annual meeting of the stockholders of the Company, or at any meeting of the stockholders of the Company at which members of the Board of Directors are to be elected, or whenever members of the Board of Directors are to be elected by written consent, the Investors agree to vote their shares of Common Stock and Preferred Stock (or execute a written consent with respect thereto) so as to elect the FTTI Director.

(b) It is agreed that as of the date of this Agreement, the initial FTTI Director shall be Stephane Couvreur.

(c) In the event of a vacancy in the seat on the Board of Directors held by the FTTI Director, whether as a result of the resignation, death, removal or disqualification of the FTTI Director or for any other reason whatsoever, FTTI shall have the right to designate a successor to fill the vacancy created thereby, and, after written notice of such successor has been given to the Investors, the Investors agree to vote their shares of Common Stock and Preferred Stock (or execute a written consent with respect thereto) so as to elect such successor designated by FTTI to serve on the Board of Directors as the FTTI Director.

(d) FTTI shall have the right to remove any individual serving as the FTTI Director at any time and from time to time, with or without cause, in its sole discretion, and, after written notice of its intention to remove the FTTI Director has been given to the Investors, the Investors agree to vote their shares of Common Stock and Preferred Stock (or execute a written consent with respect thereto) so as to remove the FTTI Director and to take the action to fill the vacancy created by such removal as is contemplated pursuant to Section 2.2(c) above.

2.3 Election of Directors-Webb Director

(a) As of the date hereof, at each annual meeting of the stockholders of the Company, or at any meeting of the stockholders of the Company at which members of the Board of Directors are to be elected, or whenever members of the Board of Directors are to be elected by written

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consent, the Investors agree to vote their shares of Common Stock and Preferred Stock (or execute a written consent with respect thereto) so as to elect the Webb Director.

(b) In the event of a vacancy in the seat on the Board of Directors held by the Webb Director, whether as a result of the resignation, death, removal or disqualification of the Webb Director or for any other reason whatsoever, Webb shall have the right to designate a successor to fill the vacancy created thereby, and, after written notice of such successor has been given to the Investors, the Investors agree to vote their shares of Common Stock and Preferred Stock (or execute a written consent with respect thereto) so as to elect such successor designated by Webb to serve on the Board of Directors as the Webb Director.

(c) Webb shall have the right to remove any individual serving as the Webb Director at any time and from time to time, with or without cause, in its sole discretion, and, after written notice of its intention to remove the Webb Director has been given to the Investors, the Investors agree to vote their shares of Common Stock and Preferred Stock (or execute a written consent with respect thereto) so as to remove the Webb Director and to take the action to fill the vacancy created by such removal as is contemplated pursuant to Section 2.3(b) above.

2.4 Election of Directors-Jona Director

(a) As of the date hereof, at each annual meeting of the stockholders of the Company, or at any meeting of the stockholders of the Company at which members of the Board of Directors are to be elected, or whenever members of the Board of Directors are to be elected by written consent, the Investors agree to vote their shares of Common Stock and Preferred Stock (or execute a written consent with respect thereto) so as to elect the Jona Director.

(b) It is agreed that as of the date of this Agreement, the initial Jona Director shall be Richard J. Bratton.

(c) In the event of a vacancy in the seat on the Board of Directors held by the Jona Director, whether as a result of the resignation, death, removal or disqualification of the Jona or for any other reason whatsoever, Jona shall have the right to designate a successor to fill the vacancy created thereby, and, after written notice of such successor has been given to the Investors, the Investors agree to vote their shares of Common Stock and Preferred Stock (or execute a written consent with respect thereto) so as to elect such successor designated by Jona to serve on the Board of Directors as the Jona Director.

(d) Jona shall have the right to remove any individual serving as the Jona Director at any time and from time to time, with or without cause, in its sole discretion, and, after written notice of its intention to remove the Jona Director has been given to the Investors, the Investors agree to vote their shares of Common Stock and Preferred Stock (or execute a written consent with respect thereto) so as to remove the Jona Director and to take the action to fill the vacancy created by such removal as is contemplated pursuant to Section 2.4(c) above.

2.5 Election of Directors-Management Director

(a) At each annual meeting of the stockholders of the Company, or at any meeting of the stockholders of the Company at which members of the Board of Directors are to be elected, or whenever members of the Board of Directors are to be elected by written consent, the Investors agree to vote their shares of Common Stock and Preferred Stock (or execute a written consent with respect thereto) so as to elect the Management Director.

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(b) It is agreed that as of the date of this Agreement, the Management Director shall be Paul Guerin.

(c) In the event of a vacancy in the seat on the Board of Directors held by the Management Director, whether as a result of the resignation, death, removal or disqualification of the Management Director or for any other reason whatsoever, holders representing a majority of the outstanding Preferred Stock, on an as-converted basis, shall have the right to designate a successor to fill the vacancy created thereby, and, after written notice of such successor has been given to the Investors, the Investors agree to vote their shares of Common Stock and Preferred Stock (or execute a written consent with respect thereto) so as to elect such successor designated by holders representing a majority of the outstanding Preferred Stock, on an as-converted basis, to serve on the Board of Directors as the Management Director.

(d) Holders representing a majority of the outstanding Preferred Stock, on an as-converted basis, shall have the right to remove any individual serving as the Management Director at any time and from time to time, with or without cause, and, after written notice of their intention to remove any such Management Director has been given to the Investors, the Investors agree to vote their shares of Common Stock and Preferred Stock (or execute a written consent with respect thereto) so as to remove such Management Director and to take the action to fill the vacancy created by such removal as is contemplated pursuant to Section 2.5(c) above.

2.6 Election of Directors-Independent Director

(a) As of the date hereof, at each annual meeting of the stockholders of the Company, or at any meeting of the stockholders of the Company at which members of the Board of Directors are to be elected, or whenever members of the Board of Directors are to be elected by written consent, the Investors agree to vote their shares of Common Stock and Preferred Stock (or execute a written consent with respect thereto) so as to elect as the Independent Director.

(b) In the event of a vacancy in the seat on the Board of Directors held by the Independent Director, whether as a result of the resignation, death, removal or disqualification of the Independent Director or for any other reason whatsoever the FTTI Director, the Webb Director, the Jona Director and the Management Director, by majority vote, shall have the right to designate a successor to fill the vacancy created thereby, and after written notice of such successor has been given to the Investors, the Investors agree to vote their shares of Common Stock and Preferred Stock (or execute a written consent with respect thereto) so as to elect such successor designated by a majority vote of the FTTI Director, the Webb Director, the Jona Director and the Management Director to serve on the Board of Directors as the Independent Director.

(c) A majority of the FTTI Director, the Webb Director, the Jona Director and the Management Director shall have the right to remove any individual serving as the Independent Director at any time and from time to time, with or without cause, and, after written notice of its intention to remove any such Independent Director has been given to the Investors, the Investors agree to vote their shares of Common Stock and Preferred Stock (or execute a written consent with respect thereto) so as to remove such Independent Director and to take the action to fill the vacancy created by such removal as is contemplated pursuant to Section 2.6(b) above.

2.7 Board Observers. Each of Webb, FTTI, Intel and Jona shall be entitled to have one (1) representative (in addition to the Webb Director, FTTI Director and the Jona Director)

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attend and participate in all functions of the Board of Directors and any committee established by the Board of Directors as an observer, but such observer shall have no voting rights. The Company shall provide to such observers, concurrently with the members of the Board of Directors, and in the same manner, notice of such functions and a copy of all materials provided to such members of the Board of Directors. The Company may, however, withhold such materials or exclude such observers at the Chairman of the Board’s discretion if the Chairman of the Board determines, based on advice from legal counsel, that access to such materials or attendance of such observers would (i) adversely affect the attorney-client privilege between the Company and its counsel or (ii) involve a conflict of interest between the Company and such observers.

2.8 Expenses. The Company shall pay the reasonable out-of-pocket expenses incurred by the FTTI Director, the Webb Director, the Jona Director, and any observer appointed pursuant to Section 2.7 in attending any meeting of the Board of Directors and any committee established by the Board of Directors (excluding in each case a telephonic meeting).

ARTICLE 3

MISCELLANEOUS

3.1 Legends on Share Certificates. The following legend shall be imprinted conspicuously on the face of each certificate representing shares of Preferred Stock and Common Stock:

NOTICE IS HEREBY GIVEN THAT THE SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND RESTRICTED BY THE PROVISIONS OF A CERTAIN AMENDED AND RESTATED VOTING AGREEMENT AMONG JABBER, INC. AND CERTAIN OF THE COMPANY’S STOCKHOLDERS, DATED AS OF APRIL 8, 2005, A COPY OF WHICH AGREEMENT MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY, AND ALL OF THE PROVISIONS OF WHICH AGREEMENT ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

3.2 Transfer of Preferred Stock. If and whenever shares of Preferred Stock and Common Stock are sold or transferred by any Investor, pursuant to the provisions of that certain Amended and Restated Right of First Refusal and Co-Sale Agreement dated as of April 8, 2005, the selling Investor shall do all things and execute and deliver all documents, and cause any transferee of the Preferred Stock or Common Stock, as the case may be, to do all things and execute and deliver all documents, as may be necessary to cause the transferee to be bound by the terms and conditions of this Agreement applicable to the Investors, and any such shares so sold shall continue to be subject to the obligations imposed on the holder of such shares by this Agreement.

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3.3 Termination of Agreement. This Agreement shall terminate upon the earliest to occur of (i) a Qualified Public Offering, (ii) written agreement of the Company and the Investors holding a majority of the then outstanding shares of Preferred Stock and (iii) the dissolution of the Company.

3.4 Entire Agreement. This Agreement contains the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements among any of them with respect thereto, including, without limitation, the Prior Voting Agreement which is hereby terminated in its entirety and which shall henceforth be of no force and effect.

3.5 Amendment; Waiver. Neither this Agreement nor any term hereof may be amended, waived or discharged other than by written instrument signed by the Company and the holders of a majority of the outstanding shares of Preferred Stock, on an as-converted basis, then owned by the Investors.

Each Investor acknowledges that by the operation of this Section 3.5, third parties have the right and power to diminish or eliminate all rights of such Investor under this Agreement. Notwithstanding anything to the contrary contained herein, no modification, amendment or waiver that would treat any Investor in a non-ratable, discriminatory manner in comparison to other similarly situated Investors shall be effective against such Investor without the written consent of such Investor.

3.6 Specific Performance. Because of the unique character of the rights granted pursuant to this Agreement, the Investors and the Company will be irreparably damaged if this Agreement is not specifically enforced. Should any dispute arise concerning the voting of stock, an injunction may be issued restraining any such voting pending the determination of such controversy. In the event of any controversy concerning the right or obligation to vote any such stock, such right or obligation shall be enforceable in a court of equity by a decree of specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the Investors or the Company may have.

3.7 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

3.8 Notices. All notices and other communications given to any party hereto pursuant to this Agreement shall be in writing and shall be hand delivered, or sent either by (a) certified mail, postage prepaid, return receipt requested; (b) electronic mail, (c) an overnight express courier service that provides written confirmation of delivery; or (d) facsimile transmission with written confirmation by the sending machine or with telephone confirmation of receipt (provided that a confirming copy is sent by overnight express courier service that provides written confirmation of delivery), addressed as follows:

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(a) If to the Company:

Jabber, Inc.

1899 Wynkoop Street

Denver, CO 80202

Tel: 303-308-3255

Fax: 303-308-3215

E-mail: pguerin@jabber.com

Attention: Paul Guerin, CEO

with a copy to:

Hogan & Hartson LLP

1200 17th Street, Suite 1500

Denver, CO 80202

Tel: 303-899-7300

Fax: 303-899-7333

Attention: Robert Mintz, Esq.

(b) If to the Series D Investors:

To the address of each Series D Investor set forth on the signature page hereto with a copy to:

Davis Graham & Stubbs LLP

1550 Seventeenth Street, Suite 500

Denver, CO 80202

Tel: (303) 892-9400

Fax: (303) 893-1379

Attention: Chris Richardson, Esq.

and Michelle Shepston, Esq.

(c) If to Jona:

To the address of Jona set forth on the signature page hereto.

with a copy to:

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Fairfield and Woods, P.C.

Wells Fargo Center, Suite 2400

1700 Lincoln Street

Denver, Colorado 80203-4524

Telephone: (303) 830-2400

Facsimile: (303) 830-1033

Attention: Brian D. Wallace, Esq.

Any communication given in conformity with this Section 3.8, shall be effective upon the earlier of actual receipt or deemed delivery. Delivery shall be deemed to have occurred as follows: If hand delivered on the day so delivered; if telecopied or sent by electronic mail, upon written confirmation by the sending machine of effective transmission or upon telephone confirmation of receipt; and if sent by overnight express courier service, the next business day. Any party may at any time change its address for receiving communications pursuant to this Section 3.8 by giving notice of a new address in the manner provided herein.

3.9 Assignment. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto, all permitted transferees and assignees of any Investor, and all of the respective heirs, legatees, personal representatives, successors and assigns of any Investor, to the extent permitted by this Agreement.

3.10 Invalid Provision. If any term or provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable in any respect, the remainder of the terms and provisions shall be unaffected and shall remain in full force and effect, and any such invalid, void or unenforceable term or provision shall be construed by limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law.

3.11 Time Periods. In computing the number of days for any purpose of this Agreement, all days shall be counted including Saturdays, Sundays and holidays, except that if the last day of any period occurs on a Saturday, Sunday or holiday, the period will be deemed extended to the end of the next succeeding day which is not a Saturday, Sunday or holiday. A holiday for purposes of this Agreement shall mean those days on which banks in the State of Delaware may, or are obligated to, remain closed.

3.12 Gender. All pronouns used herein shall include all genders and the singular and plural as the context requires.

3.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

3.14 Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as

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if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

3.15 Interpretation of Agreement. The parties hereto acknowledge and agree that this Agreement has been negotiated at arm’s-length and among parties equally sophisticated and knowledgeable in the matters dealt with in this Agreement. Accordingly, any rule of law or legal decision that would require interpretation of any ambiguities in this Agreement against the party that has drafted it is not applicable and is waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the parties as set forth in this Agreement.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Voting Agreement as of the day and year first above written.

JABBER, INC.

By:	/s/ Paul F. Guerin
Name:	Paul F. Guerin
Title:	CEO

INVESTORS:

FRANCE TELECOM TECHNOLOGIES INVESTISSEMENTS

By:	/s/ Stephane Couvreur
Name:	Stephane Couvreur
Title:	General Manager

Address:	38-40 rue du Gal Leclerc
92794 Issy les Moulineaux Cedex 9
Paris, France
Fax #:	011 33 145 296 560
E-mail:	____________

INTEL CAPITAL CORPORATION

By:	/s/ Ravi Jacob
Name:	Ravi Jacob
Title:	Vice President, Finance & Enterprise
Services Group; Assistant Treasurer, M&A

Address:	2200 Mission College Blvd.
M/S RN6-46
Santa Clara, CA 95052
Attention:	Portfolio Manager
Fax Number:	(408) 765-6038

SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

AMONG JABBER, INC. AND THE INVESTORS NAMED HEREIN

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WEBB INTERACTIVE SERVICES, INC.

By:
Name:
Title:
Address:	1899 Wynkoop Street
Suite 600
Denver, CO 80202
Attention:	Secretary/General Counsel
Fax #:	(303) 308-3219
E-mail:	lbranson@webb.net

JONA, INC.

By:	/s/ Neil A. McMurry
Name:	Neil A. McMurry
Title:	President
Address:	1701 East “E” Street
P.O. Box 3003
Casper, WY 82602
Fax #:	(307) 234-4631
E-mail:	dbratton@mcmurry.net

SIGNATURE PAGE TO THE AMENDED AND RESTATED VOTING AGREEMENT

AMONG JABBER, INC. AND THE INVESTORS NAMED HEREIN

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EXHIBIT A

SCHEDULE OF INVESTORS

INVESTORS:

FRANCE TELECOM TECHNOLOGIES

INVESTISSEMENTS

38-40 rue du Gal Leclerc

92794 Issy les Moulineaux Cedex 9

Paris, France

Fax: 011 33 145 296 560

INTEL CAPITAL CORPORATION

2200 Mission College Blvd.

M/S RN6-46

Santa Clara, CA 95052

Attention: Portfolio Manager

Fax Number: (408) 765-6038

E-mail: portfolio.manager@intel.com

WEBB INTERACTIVE SERVICES, INC.

1899 Wynkoop Street

Suite 600

Denver, CO 80202

Attention: Secretary/General Counsel

Fax: (303) 308-3219

E-Mail: lbranson@webb.net

JONA, INC.

[Address]
Attention:
Fax:
Email:

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JABBER, INC.

AMENDED AND RESTATED

VOTING AGREEMENT

DATED APRIL 8, 2005

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JABBER, INC.

AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

THIS AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND COSALE AGREEMENT (this “Agreement”) is made effective as of April 8, 2005, by and among Jabber, Inc., a Delaware corporation (“the Company”), those parties listed as Series D Investors on Exhibit A attached hereto (hereinafter sometimes referred to individually as a “Series D Investor” and collectively, as the “Series D Investors”), the party listed as the Series E Investor on Exhibit A attached hereto (the “Series E Investor,” and together with the Series D Investors, the “Preferred Investors”) and those parties listed as Prior Investors on Exhibit A attached hereto (hereinafter sometimes referred to individually as a “Prior Investor” and collectively, as the “Prior Investors”).

BACKGROUND

The Company and the Series D Investors have entered into that certain Series D Preferred Stock Purchase Agreement dated as of March 17, 2003 (the “Series D Purchase Agreement”). The Company and the Series E Investor have entered into that certain Series E Preferred Stock Purchase Agreement, dated as of April 8, 2005 (the “Series E Purchase Agreement”).

The Company, the Series D Investors and the Prior Investors entered into that certain Right of Refusal and Co-Sale Agreement, dated as of March 17, 2003 (the “Prior Co-Sale Agreement”). Pursuant to Section 6.4 of the Prior Co-Sale Agreement, the Prior Co-Sale Agreement may be amended by holders of a majority of the aggregate shares of Series D Preferred Stock and Common Stock issued upon conversion of the Series D Preferred Stock (the “Required Majority”).

As a condition and a material inducement to the Series E Investor’s obligations to consummate the transactions contemplated by the Series E Purchase Agreement, the Company and the Required Majority of the Series D Investors have agreed to enter into this Agreement with the Series E Investor and to terminate the Prior Co-Sale Agreement in its entirety as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Investors and the Company hereby agree as follows:

ARTICLE 1

DEFINITIONS

1.1 Definitions. Unless the contract otherwise requires, the following terms shall have the following meanings for purposes of this Agreement:

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(a) “Affiliate” shall mean, with respect to any Person, (i) a director, officer, general or limited partner, manager, member or stockholder of such Person, (ii) a spouse, parent, sibling or descendant of such Person (or a trust for the benefit of any one of more of the foregoing), and (iii) any other Person that, directly or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such Person.

(b) “Agreement” shall mean this Amended and Restated Right of First Refusal and Co-Sale Agreement.

(c) “Approving Preferred Investors” shall have the meaning set forth in Section 4.1 hereof.

(d) “Available Securities” shall have the meaning set forth in Section 2.4 hereof.

(e) “Call Option” shall have the meaning set forth in Section 5.2 hereof.

(f) “Co-Sale Notice” shall have the meaning set forth in Section 3.1 hereof.

(g) “Co-Sale Right” shall have the meaning set forth in Section 3.2 hereof.

(h) “Co-Sale Securities” shall have the meaning set forth in Section 3.1 hereof.

(i) “Commission” shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

(j) “Common Stock” shall mean the Common Stock, par value $0.01 per share, of the Company.

(k) “Company” shall have the meaning set forth in the first paragraph of this Agreement.

(l) “Company Exercise Notice” shall have the meaning set forth in Section 2.2 hereof.

(m) “Control” shall mean, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(n) “Convertible Securities” shall have the meaning set forth in Section 4.1(b)(ii) hereof.

(o) “Escrow” shall have the meaning set forth in Section 4.2(f) hereof.

(p) “Exercise Deadline” shall have the meaning set forth in Section 2.4 hereof.

(q) “FTTI” shall have the meaning set forth in Section 5.2 hereof.

(r) “Fully-Exercising Preferred Investor” shall have the meaning set forth in Section 2.3 hereof.

(s) “Investor” or “Investors” shall mean, individually or collectively, the Preferred Investors and the Prior Investors.

(t) “Investor Exercise Notice” shall have the meaning set forth in Section 2.3 hereof.

(u) “Liquidity Event” shall have the meaning set forth in Section 5.2 hereof.

(v) “Non-Exercising Preferred Investor” shall have the meaning set forth in Section 3.2 hereof.

(w) “Offer” shall have the meaning set forth in Section 2.1 hereof.

(x) “Offered Securities” shall have the meaning set forth in Section 2.1 hereof.

(y) “Offering Investor” shall have the meaning set forth in Section 2.1 hereof.

(z) “Ownership Threshold” shall have the meaning set forth in Section 5.3 hereof.

(aa) “Person” shall mean any individual, partnership, limited partnership, limited liability partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization, and any governmental authority or other legal or business entity of any kind.

(bb) “Preferred Investor” shall have the meaning set forth in the first paragraph of this Agreement.

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(cc) “Preferred Stock” shall mean the Series D Preferred Stock and the Series E Preferred Stock.

(dd) “Prior Co-Sale Agreement” shall have the meaning set forth in the Background section of this Agreement.

(ee) “Prior Investor” shall have the meaning set forth in the first paragraph of this Agreement.

(ff) “Pro Rata Share” shall mean from time to time an amount equal to the quotient obtained by dividing (i) the total number of shares of Common Stock issued or issuable to a Preferred Investor upon the conversion of the shares of Preferred Stock issued to such Preferred Investor by (ii) the total number of shares of Common Stock issued or issuable to all Preferred Investors upon the conversion of the shares of Preferred Stock issued to all such Preferred Investors.

(gg) “Public Securities” shall have the meaning set forth in Section 4.2(d) hereof.

(hh) “Qualified Public Offering” shall mean a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act, covering the offer and sale by the Company of Common Stock at a public offering price per share that is not less than $0.70 per share (as appropriately adjusted for any stock dividends, splits, combinations, divisions, recapitalizations or similar transactions after the date of this Agreement) and with a total in gross offering proceeds of not less than $20,000,000 (prior to deducting underwriter discounts and commissions and expenses of the offering).

(ii) “Remaining Securities” shall have the meaning set forth in Section 2.3 hereof.

(jj) “Required Majority” shall have the meaning set forth in the Background section of this Agreement.

(kk) “Sale of the Company” shall have the meaning set forth in Section 4.1 hereof.

(ll) “Sales Period” shall have the meaning set forth in Section 2.4 hereof.

(mm) “Securities” shall mean any Common Stock, Preferred Stock or other securities or equity-linked securities, directly or indirectly, convertible into or exchangeable or exercisable for Common Stock owned by any Investor.

(nn) “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(oo) “Series D Closing” shall mean the Closing as defined in the Series D Purchase Agreement.

(pp) “Series D Investor” shall have the meaning set forth in the first paragraph of this Agreement.

(qq) “Series D Preferred Stock” shall mean the Series D Convertible Preferred Stock, par value $0.01per share, of the Company.

(rr) “Series D Purchase Agreement” shall have the meaning set forth in the Background section of this Agreement.

(ss) “Series D Purchase Price” shall mean the Purchase Price, as defined in the Series D Purchase Agreement.

(tt) “Series E Closing” shall mean the Closing as defined in the Series E Purchase Agreement.

(uu) “Series E Investor” shall have the meaning set forth in the first paragraph of this Agreement.

(vv) “Series E Preferred Stock” shall mean the Series E Convertible Preferred Stock, par value $0.01per share, of the Company.

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(ww) “Series E Purchase Agreement” shall have the meaning set forth in the Background section of this Agreement.

(xx) “Series E Purchase Price” shall mean the Purchase Price, as defined in the Series E Purchase Agreement.

(yy) “Subsequent Exercise Notice” shall have the meaning set forth in Section 2.3 hereof.

(zz) “Third Party Purchaser” shall have the meaning set forth in Section 2.4 hereof.

(aaa) “Transfer” as to any securities issued by the Company, shall mean to sell, or in any other way directly or indirectly, to transfer, assign, distribute, give, bequeath, devise, encumber, pledge, hypothecate or otherwise dispose of, either voluntarily or involuntarily, or a sale, or any other direct or indirect, transfer, assignment, distribution, gift, bequest, devise, encumbrance or other voluntary or involuntary disposition, as the case may be.

ARTICLE 2

TRANSFER RESTRICTIONS

2.1 Offer to Sell Securities. Except as otherwise provided in this Agreement, if at any time prior to the completion of a Qualified Public Offering, any Investor shall at any time desire to Transfer any or all of such Investor’s Securities, such Investor (the “Offering Investor”) shall first prepare a written offer (the “Offer”) to sell such Securities (the “Offered Securities”) setting forth the proposed date of the sale, the proposed purchase price of the Securities, the proposed Third Party Purchaser who has made an offer to acquire such Securities, and the other terms and conditions upon which the sale is proposed to be made. If the offered purchase price includes consideration other than cash, the value of the cash equivalent will be determined by the Company’s Board of Directors in good faith, which determination will be binding upon the Company and each Investor, absent fraud or manifest error. The Offering Investor shall then transmit a copy of the Offer to the Company and to all Preferred Investors.

2.2 Right of First Refusal of the Company. Transmittal of the Offer to the Company by the Offering Investor shall constitute an offer by the Offering Investor to sell any or all of the Offered Securities to the Company at the price and upon the terms and conditions set forth in the Offer. For a period of fifteen (15) days after the submission of the Offer to the Company, the Company shall have the right of first refusal, exercisable by written notice to the Offering Investor (the “Company Exercise Notice”) with a copy to each of the Preferred Investors, to accept the Offer as to any or all of the Offered Securities.

2.3 Right of First Refusal of Preferred Investors. In the event that the Company does not exercise its right of first refusal with respect to all of the Offered Securities in accordance with Section 2.2 hereof, the Offering Investor, upon notice from the Company of the Company’s decision (or thirty (30) days after the delivery of a copy of the Offer to the Preferred Investors pursuant to Section 2.1 hereof, if the Company has failed to deliver a Company Exercise Notice within the fifteen (15) day period), shall be deemed to have offered in writing to sell any or all of the Offered Securities not purchased by the Company (the “Remaining Securities”) to the Preferred Investors as a group at the price and upon the terms and conditions set forth in the Offer. For a period of fifteen (15) days after such Offer is deemed made to the Preferred Investors, each of the Preferred Investors shall have the option, subject to the provisions of Section 5.3(a) of the Series D Purchase Agreement exercisable by written notice to the Offering

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Investor (the “Investor Exercise Notice”), to purchase, on the terms and conditions specified in the Offer, a portion of the Remaining Securities that is less than or equal to such Preferred Investor’s Pro Rata Share. The Offering Investor shall promptly, in writing, inform each Preferred Investor that elects to purchase all of its Pro Rata Share of the Remaining Securities (each a “Fully-Exercising Preferred Investor”) of any other Preferred Investor’s failure to do likewise. During the five (5) day period commencing after receipt of such information, each of the Fully-Exercising Preferred Investors shall have the option, exercisable by written notice to the Offering Investor (the “Subsequent Exercise Notice”), to purchase, on the terms and conditions specified in the Offer, a portion of any Remaining Securities which Preferred Investors were entitled to purchase but which were not covered by any Investor Exercise Notice that is equal to the quotient obtained by dividing (a) the total number of shares of Common Stock issued or issuable to such Fully-Exercising Preferred Investor upon the conversion of the shares of Preferred Stock issued to such Fully-Exercising Preferred Investor by (b) the total number of shares of Common Stock issued or issuable to all Fully-Exercising Preferred Investors upon the conversion of the shares of Preferred Stock issued to all such Fully-Exercising Preferred Investors.

2.4 Sale to Third Party Purchaser. Following the last date by which the Preferred Investors may exercise their rights of first refusal under Section 2.3 (the “Exercise Deadline”), the Preferred Investors shall be deemed to have declined to purchase any of the Remaining Securities that are not subject to an Investor Exercise Notice or a Subsequent Exercise Notice (the “Available Securities”), and the Offering Investor shall be permitted, subject to the requirements of Section 5.4 of the Series D Purchase Agreement, during the period of sixty (60) days thereafter (the “Sales Period”) and subject to the co-sale provisions of Article 3 hereof, to sell any or all of the Available Securities to any Person or Persons (each a “Third Party Purchaser”), including without limitation, any Investor (subject to the provisions of Section 5.3(a) of the Series D Purchase Agreement), at a price and upon terms and conditions no more favorable to the Third Party Purchaser than those specified in the Offer. If the Offered Securities to be sold in accordance with this Article 2 are sold to any Third Party Purchaser who is not a party to this Agreement, such Third Party Purchaser must agree in writing to be bound by the terms and conditions hereof applicable to the Investors and the Offered Securities so sold shall continue to be subject to the restrictions imposed by this Agreement. In the event the Offering Investor has not sold all of the Available Securities within said sixty (60) day period, the Offering Investor shall not thereafter sell such Available Securities without first offering such securities to the Company and the Preferred Investors in the manner provided in this Article 2.

2.5 Closing. The Company and each Preferred Investor that elects to purchase any or all of the Offered Securities shall be required to become a party to any agreement(s) contemplated by and expressly identified in the Offer to be executed and delivered by the purchaser in connection with the sale of Offered Securities and to make payment for such Offered Securities on the terms and at the time contemplated by the Offer. The closing of the purchase of Offered Securities by the Company or by any Preferred Investor pursuant to the provisions of this Article 2 shall be made in accordance with the terms and conditions set forth in the Offer. At the closing, the stock certificate or certificates or other instruments representing the Offered Securities being sold shall be delivered by the Offering Investor to the purchaser or purchasers, duly endorsed for transfer or with executed stock powers attached, with any

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necessary documentary and transfer tax stamps affixed by the seller, free and clear of all liens, claims and encumbrances except as expressly provided in the Offer, against payment of the purchase price for such Offered Securities (in the amount stated in the Offer) by delivery of a certified check payable to the Offering Investor or a wire transfer to an account specified by the Offering Investor.

2.6 Certain Excluded Transfers. Provided that the transferee agrees in writing to be bound by the terms and conditions of this Agreement applicable to the Investors and that the Securities so sold continue to be subject to the restrictions imposed by this Agreement, the provisions of this Article 2 and Article 3 shall not apply to the following Transfers:

(a) Transfers of Securities from an Investor to an Affiliate of the Investor.

(b) Transfers following the completion of a Qualified Public Offering.

(c) Transfers of Securities from an Investor provided such Transfers, individually or in the aggregate, do not exceed ten percent (10%) of the total share capital held, directly or indirectly, by such Investor, on a fully-diluted, as converted basis, as of the date of the Series D Closing, any Series E Closing or Subsequent Closing (as defined in the Series D Purchase Agreement), if any; provided, however, that any Transfers pursuant to Section 2.6(d) are not made to any Person who is a Competitor of any Preferred Investor. For purposes of this Section 2.6, a “Competitor” shall be defined as any Person whose products and/or services compete with the products and/or services of any Preferred Investor in any market segment and such Person’s sales, revenues or profits attributable to such market segment equal or exceed one percent (1%) of the relevant Preferred Investor’s sales, revenues or profits in the same market segment.

(d) Transfers of Securities made pursuant to Article V hereto.

ARTICLE 3

CO-SALE PROVISIONS

3.1 Notice of Proposed Sale. In the event there are any Available Securities following the Exercise Deadline and the Offering Investor proposes to Transfer to a Third Party Purchaser any or all of such Available Securities during the Sales Period, as soon as practical, but in no event less than fifteen (15) days prior to the date of such Transfer, the Offering Investor shall submit a written notice (the “Co-Sale Notice”) to the Preferred Investors disclosing the amount of Available Securities proposed to be Transferred (the “Co-Sale Securities”).

3.2 Right of Participation in Sales. Subject to Section 2.6 hereof, each Preferred Investor that has elected not to exercise its right of first refusal pursuant to Section 2.3 hereof with respect to such Offered Securities (each a “Non-Exercising Preferred Investor”), shall have the right (the “Co-Sale Right”) to sell to the Third Party Purchaser, at the same price per share and on the same terms and conditions set forth in the Offer, a portion of the Securities to be sold to the Third Party Purchaser that is less than or equal to the quotient obtained by dividing (a) the total number of shares of Common Stock issued or issuable to such Non-Exercising Preferred Investor upon the conversion of the shares of Preferred Stock issued to such Non-Exercising Preferred Investor by (b) the sum of (i) the total number of shares of Common Stock issued or issuable to all Non-Exercising Preferred Investors upon the conversion of the shares of Preferred

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Stock issued to all such Non-Exercising Preferred Investors plus (ii) the total number of shares of Common Stock included in the Co-Sale Securities or which may be obtained upon conversion, exchange or exercise of the Co-Sale Securities. To the extent a Non-Exercising Preferred Investor exercises its Co-Sale Right in accordance with this Article 3, the amount of Co-Sale Securities which the Offering Investor may sell to such Third Party Purchaser shall be correspondingly reduced.

3.3 Notice of Intent to Participate. If a Non-Exercising Preferred Investor wishes to participate in any sale pursuant to Section 3.2 hereof, then such Non-Exercising Preferred Investor shall notify the Offering Investor in writing of such intention as soon as practicable after such Non-Exercising Preferred Investor’s receipt of the Co-Sale Notice made pursuant to Section 3.1 hereof, and in any event within ten (10) days after the date of such Co-Sale Notice has been delivered.

3.4 Sale of Co-Sale Securities. The Offering Investor and each participating Non-Exercising Preferred Investor shall sell to the Third Party Purchaser all, or, at the option of the Third Party Purchaser, any part, of the Securities proposed to be sold by them at not less than the price and upon other terms and conditions, if any, not more favorable to the Third Party Purchaser than those set forth in the Offer; provided that if the Third Party Purchaser elects to purchase less than all of such Securities, the total amount of Securities proposed to be sold by the Offering Investor and each participating Non-Exercising Preferred Investor shall be reduced pro-rata based upon the relative amount of the Securities that the Offering Investor and each such participating Non-Exercising Preferred Investor is otherwise entitled to sell to the Third Party Purchaser pursuant to Section 3.2 hereof. If the Securities to be sold in accordance with this Article 3 are sold to any Third Party Purchaser who is not a party to this Agreement, such Third Party Purchaser must agree in writing to be bound by the terms and conditions hereof applicable to the Investors and the Securities so sold shall continue to be subject to the restrictions imposed by this Agreement.

3.5 Closing. Each Non-Exercising Preferred Investor that elects to sell any Securities pursuant to its Co-Sale Right shall be required to become a party to any agreement(s) contemplated by and expressly identified in the Offer to be executed and delivered by the Offering Investor in connection with the sale of Offered Securities and shall be entitled to receive payment for such Offered Securities on the terms and at the time contemplated by the Offer. The closing of the sale of Securities by any Non-Exercising Preferred Investor pursuant to the provisions of this Article 3 shall be made in accordance with the terms and conditions set forth in the Offer. At the closing, the stock certificate or certificates or other instruments representing the Securities being sold by any Non-Exercising Preferred Investor shall be delivered to the Third Party Purchaser, duly endorsed for transfer or with executed stock powers attached, with any necessary documentary and transfer tax stamps affixed by the seller, free and clear of all liens, claims and encumbrances except as expressly provided in the Offer against payment of the purchase price for such Securities (in the amount stated in the Offer) by delivery of a certified check payable to such Non-Exercising Preferred Investor or a wire transfer to an account specified by such Non-Exercising Preferred Investor.

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ARTICLE 4

DRAG-ALONG

4.1 Post-Closing. Each of the Investors acknowledges and agrees that if Preferred Investors holding 66 2/3 percent of the outstanding Preferred Stock, on an as converted basis, approve in writing (the “Approving Preferred Investors”) (i) an acquisition of the Company by means of any transaction or series of related transactions (including, without limitation, any share exchange, consolidation, merger, amalgamation, or similar form of corporate reorganization) in which the outstanding shares of the Company are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring entity, its subsidiary or other entity and pursuant to which the holders of the outstanding voting securities of the Company immediately prior to such share exchange, consolidation, merger, amalgamation, or other transaction fail to hold, directly or indirectly, equity securities representing a majority of the voting power of the Company or surviving entity or its parent immediately following such transaction in substantially the same proportions as their ownership of the voting power of the share capital of the Company immediately prior to such transaction; or (ii) the sale, lease, exchange, conveyance or other disposition (including by way of exclusive, perpetual license) of all or substantially all of the assets of the Company (any such event described in (i) or (ii) above being referred to herein as a “Sale of the Company”), then each Investor hereby agrees with respect to all Securities of the Company which it owns or otherwise exercises voting or dispositive authority over: (a) in the event that such transaction is to be brought to a vote at a shareholder meeting, after receiving proper notice of any meeting of shareholders of the Company, to vote all such Investor’s Securities on the approval of such Sale of the Company:

(i) to be present, in person or by proxy, as a holder of shares of voting Securities of the Company, at all such meetings and be counted for the purposes of determining the presence of quorum at such meetings;

(ii) to vote (in person at a regular or special meeting of shareholders, by proxy or by action of written resolution, as applicable) all Securities to which it has beneficial ownership in favor of such Sale of the Company and in opposition to any and all other proposals that could be reasonably expected to delay or impair the ability of the Company to consummate such Sale of the Company; and

(iii) to refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Sale of the Company; and

(b) in the event that such Sale of the Company is to be accomplished by the Transfer of Securities to any Person or group of related persons:

(i) to sell all but not less than all of its Securities on the terms agreed upon by the Approving Preferred Investors for such Sale of the Company; and

(ii) in the case of an Investor holding options, warrants or other securities convertible or exchangeable into Common Shares which, by their terms, are convertible or otherwise exercisable prior to or otherwise in connection with the Sale of the Company (the “Convertible Securities”), notwithstanding the provision of the Convertible Securities

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and as requested by the Company, to take such necessary action as to either (i) exercise such Convertible Securities and sell the Common Shares in connection with the Sale of the Company or (ii) sell such Convertible Securities in connection with the Sale of the Company for a consideration equal to the consideration that would be received by a holder of such number of Common Shares as is then issuable upon the exercise of the Convertible Securities less the aggregate exercise price of such Convertible Securities; provided that if the exercise price of the Convertible Securities held by a Shareholder exceeds the consideration to paid to a holder of such number of Common Shares as is then issuable upon the exercise of such Convertible Securities, then the Shareholder agrees that such Convertible Securities shall be cancelled and the Investor shall have no further rights thereunder as of the closing contemplated by the Sale of the Company.

4.2 Drag-Along Requirements. Notwithstanding the provisions set forth in Section 4.1 hereof, the obligation of any Investor (i) to vote all Securities held by it in favor of such Sale of the Company under the same terms and conditions as approved by the Approving Preferred Investors; (ii) to sell pursuant to such transaction all Company Securities held by it subject to compliance by the Company with any applicable liquidation preferences in the Company’s then effective Certificate of Incorporation; and (iii) to take any such other actions, including the timely delivery of documents and instruments, as may be required to effect such Sale of the Company as required by Section 4.1, shall be subject to the satisfaction of each of the following conditions:

(a) The valuation of the Company in any Sale of the Company must be at least two times the Series E Purchase Price;

(b) There shall be no joint and several liabilities from the Series D Investors or the Series E Investors to any purchaser of the Company;

(c) Subject to Section 4.2(d) below, upon the consummation of a Sale of the Company, all of the Investors will receive the same form and amount of consideration per share of Preferred Stock or Common Stock, respectively, taking into account any liquidation preference (including, but not limited to, the Series D Preferred Stock and Series E Preferred Stock liquidation preferences) to which any of the Investors may be entitled, or if any holders of the Company’s Preferred Stock or Common Stock are given an option as to the form and amount of consideration to be received, all Investors will be given the same option;

(d) The form of consideration in a Sale of the Company shall not be in a form other than cash or freely-tradable equity securities registered under the Exchange Act and listed on the New York or American Stock Exchange or the Nasdaq National Market (“Public Securities”).

(e) No Investor shall be obligated to make any out of pocket expenditure prior to the consummation of the Sale of the Company, (excluding modest expenditures for postage, copies, etc.), and shall not be obligated to pay any expenses incurred in connection with a consummated Sale of the Company, except indirectly to the extent such costs are incurred for the benefit of all of the Company’s stockholders and are paid by the Company or the acquiring party. Costs incurred by or on behalf of any Investor for its sole benefit will not be considered costs of the transaction hereunder.

(f) The only representations, warranties or covenants that any Investor shall be required to make in connection with a Sale of the Company are representations and warranties with respect to its own ownership of the Company’s securities to be sold by it and its ability to convey title thereto free and clear of liens, encumbrances or adverse claims and reasonable covenants

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regarding confidentiality, publicity and similar matters; the liability of any Investor with respect to any representation and warranty or covenant made by the Company in connection with a Sale of the Company shall be several and not joint with any other person; and such liability shall be limited to a pro rata share of an escrow covering not to exceed 10% in the aggregate of the consideration payable to all stockholders of the Company and which escrow does not exceed a period of one year (the “Escrow”), and providing further that any claims made by any purchaser of the Company must exceed 15% of the amount in the Escrow before any reimbursement may be made to such purchaser of the Company, other than with respect to the representations, warranties and covenants made by such Investor in connection with a Sale of the Company with respect to ownership and ability to convey title.

(g) No Investor shall be required to amend, extend or terminate any contractual or other relationship with the Company, the acquirer or their respective affiliates.

(h) No Investor shall be required to agree to any covenant not to compete or covenant not to solicit customers, employees or suppliers of any party to the Sale of the Company.

ARTICLE 5

LIQUIDITY

5.1 General. Webb Interactive Services, Inc. (“Webb”) hereby covenants and agrees with the Company, each of the other Series D Investors and the Series E Investor that, from and after the First Closing Date (as such term is defined under the Series E Purchase Agreement) and until the earlier to occur of (i) a Qualified Public Offering; (ii) a sale of the entire capital stock of the Company for consideration that is solely in the form of cash or freely tradable public securities; (iii) a sale of all or substantially all of the Company’s assets for consideration that is solely in the form of cash or freely tradable public securities; or (iv) the date on which Webb ceases to be a shareholder of the Company, Webb will not make any distributions or other transfer of any of its shares in the Company to Webb’s shareholders which distribution or transfer would have the result of making the Company a reporting company under the Securities Exchange Act of 1934, as amended, unless the distribution or transfer has been approved by Preferred Investors holding 66 2/3% of the Preferred Stock, on an as-converted basis, held by all Preferred Investors.

5.2 Right to Purchase Common Shares. If none of the events described in Section 5.1(i)-(iii) occurs and there has been no liquidation or bankruptcy (whether voluntary or involuntary) of the Company (any such event, a “Liquidity Event”), then commencing on January 1, 2006 (and on every annual anniversary thereafter), Webb shall have the right to buy (the “Call Option”) One Million (1,000,000) shares of France Telecom Technologies Investissements’ (“FTTI”) Common Stock in the Company, and FTTI shall have the obligation to sell to Webb One Million (1,000,000) shares of its Common Stock in the Company, at a price per share of (i) the Series D Purchase Price plus (ii) fifteen percent (15%) per annum after March 17, 2003. For each annual occasion that Webb desires to exercise its option, it shall provide written notice to FTTI within five (5) business days after January 1st and shall exercise the option no later than January 31st.

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5.3 Limitation on Right. Notwithstanding any other provision to the contrary, Webb shall not be entitled to exercise the Call Option if, as a result of such purchase, Webb’s ownership of the Company’s issued and outstanding share capital (calculated either by ownership percentage or voting power) would be greater than forty-nine percent (49%) (the “Ownership Threshold”). If, as a result of this Section 5.3, Webb is unable to exercise its Call Option, then such Call Option shall be deemed to be temporarily suspended until such time that Webb can exercise such Call Option either (i) without exceeding the Ownership Threshold or (ii) immediately prior to the time of any Liquidity Event, at which time the Ownership Threshold described in the prior sentence shall be deemed waived. For the avoidance of doubt, all of Webb’s ownership of the Company’s share capital, including any shares that may be, or have been, lawfully transferred by Webb to any third party pursuant to this Agreement, shall be included in the calculation of Webb’s ownership of the Company’s share capital. The Call Option may not be assigned or transferred by Webb to any third party.

ARTICLE 6

MISCELLANEOUS

6.1 Legends on Share Certificates. The following legend shall be imprinted conspicuously on the face of each certificate representing Securities:

NOTICE IS HEREBY GIVEN THAT THE SALE, ASSIGNMENT, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND RESTRICTED BY THE PROVISIONS OF A CERTAIN AMENDED AND RESTATED RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT AMONG JABBER, INC. AND CERTAIN OF THE COMPANY’S STOCKHOLDERS, DATED AS OF APRIL 8, 2005, A COPY OF WHICH AGREEMENT MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY, AND ALL OF THE PROVISIONS OF WHICH AGREEMENT ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

In order to ensure compliance with the restrictions referred to herein, each Investor agrees that the Company may issue appropriate “stop transfer” certificates or instructions and that, if the Company Transfers its own securities, it may make appropriate notations to the same effect in its records.

6.2 Termination of Agreement. This Agreement shall terminate upon the earliest to occur of (i) a Qualified Public Offering or (ii) the dissolution of the Company.

6.3 Entire Agreement. This Agreement contains the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements among any of them with respect thereto, including, without limitation, the Prior Co-Sale Agreement, which is hereby terminated in its entirety and which shall henceforth be of no force and effect.

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6.4 Amendment; Waiver. Neither this Agreement nor any term hereof may be amended, waived or discharged other than by a written instrument signed by the Company and Investors holding a majority of the aggregate shares of Preferred Stock, on an as converted basis, and Common Stock issued upon conversion of the Preferred Stock held by all Investors. Notwithstanding anything to the contrary contained herein, no modification, amendment or waiver that would treat any Investor in a non-ratable, discriminatory manner in comparison to other similarly situated Investors shall be effective against such Investor without the written consent of such Investor.

6.5 Nonrecognition of Certain Transfers. The Company will not, nor will it be compelled to, recognize any Transfer made other than in accordance with the terms of this Agreement, nor will it issue any warrant or certificate representing any securities of the Company or pay any dividends to any Person who has received such securities in a Transfer made other than in accordance with the terms of this Agreement.

6.6 Specific Performance. Because of the unique character of the Securities, the Investors and the Company will be irreparably damaged if this Agreement is not specifically enforced. Should any dispute arise concerning the sale or disposition of stock, an injunction may be issued restraining any sale or disposition pending the determination of such controversy. In the event of any controversy concerning the right or obligation to purchase or sell any such stock, such right or obligation shall be enforceable in a court of equity by a decree of specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the Investors or the Company may have.

6.7 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

6.8 Notices. All notices and other communications given to any party hereto pursuant to this Agreement shall be in writing and shall be hand delivered, or sent either by (a) electronic mail, (b) an overnight express courier service that provides written confirmation of delivery; or (c) facsimile transmission with written confirmation by the sending machine or with telephone confirmation of receipt (provided that a confirming copy is sent by overnight express courier service that provides written confirmation of delivery), addressed as follows:

(a) If to the Company:

Jabber, Inc.

1899 Wynkoop Street

Denver, CO 80202

Tel: 303-308-3255

Fax: 303-308-3215

E-mail: pguerin@jabber.com

Attention: Paul Guerin, CEO

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with a copy to:

Hogan & Hartson LLP

1200 17th Street, Suite 1500

Denver, CO 80202

Tel: 303-899-7300

Fax: 303-899-7333

Attention: Robert Mintz, Esq.

(b) If to the Series D Investors:

To the address of each Series D Investor set forth on Exhibit A hereto with a copy to:

Davis Graham & Stubbs LLP

1550 Seventeenth Street, Suite 500

Denver, CO 80202

Tel: (303) 892-9400

Fax: (303) 893-1379

Attention: Chris Richardson, Esq. and Michelle Shepston, Esq.

(c) If to the Series E Investor:

To the address of the Series E Investor set forth on Exhibit A hereto with a copy to:

Fairfield and Woods, P.C.

1700 Lincoln Street, Suite 2400

Denver, CO 80203

Tel: (303) 830-2400

Fax: (303) 830-1033

Attention: Brian Wallace, Esq.

Any communication given in conformity with this Section 6.8, shall be effective upon the earlier of actual receipt or deemed delivery. Delivery shall be deemed to have occurred as follows: if telecopied or sent by electronic mail, upon written confirmation by the sending machine of effective transmission or upon telephone confirmation of receipt; and if sent by overnight express courier service, the next business day. Any party may at any time change its address for receiving communications pursuant to this Section 6.8 by giving notice of a new address in the manner provided herein.

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6.9 Assignment. Except in connection with a Transfer permitted by and completed in accordance with Sections 2.2, 2.3, 2.4, 2.6, or 3.4 hereof, as the case may be, none of the rights and obligations of any Investor set forth in this Agreement may be transferred or assigned without the prior written consent of the Company (which consent shall not be unreasonably withheld), and any purported assignment made without such consent shall be void. None of the rights and obligations of the Company set forth in this Agreement may be transferred or assigned without the prior written consent of the Investors holding a majority of the outstanding Preferred Stock, on an as-converted basis, and any purported assignment made without such consent shall be void. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto, all permitted transferees and assignees of any Investor, and all of the respective heirs, legatees, personal representatives, successors and assigns of any Investor, to the extent permitted by this Agreement.

6.10 Invalid Provision. If any term or provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable in any respect, the remainder of the terms and provisions shall be unaffected and shall remain in full force and effect, and any such invalid, void or unenforceable term or provision shall be construed by limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law. 6.11 Time Periods. In computing the number of days for any purpose of this Agreement, all days shall be counted including Saturdays, Sundays and holidays, except that if the last day of any period occurs on a Saturday, Sunday or holiday, the period will be deemed extended to the end of the next succeeding day which is not a Saturday, Sunday or holiday. Notwithstanding the foregoing, and solely for computing the number of days for purposes of Section 3.1 of this Agreement, Saturdays, Sundays and holidays shall not be counted. A holiday for purposes of this Agreement shall mean those days on which banks in the State of Delaware may, or are obligated to, remain closed.

6.12 Headings. The Table of Contents and the Article, Section and subsection headings are included solely for convenient reference and shall not be deemed to provide an accurate description of the content of any Article, Section or subsection hereof or otherwise affect the meaning or interpretation of any of the provisions hereof.

6.13 Gender. All pronouns used herein shall include all genders and the singular and plural as the context requires.

6.14 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

6.15 Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute

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original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

6.16 Interpretation of Agreement. The parties hereto acknowledge and agree that this Agreement has been negotiated at arm’s-length and among parties equally sophisticated and knowledgeable in the matters dealt with in this Agreement. Accordingly, any rule of law or legal decision that would require interpretation of any ambiguities in this Agreement against the party that has drafted it is not applicable and is waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the parties as set forth in this Agreement.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Right of First Refusal and Co-Sale Agreement as of the day and year first above written.

JABBER, INC.

By:	/s/ Paul F. Guerin
Name:	Paul F. Guerin
Title:	CEO

SERIES D INVESTORS:

FRANCE TELECOM TECHNOLOGIES
INVESTISSEMENTS

By:	/s/ Stephane Couvreur
Name:	Stephane Couvreur
Title:	General Manager

INTEL CAPITAL CORPORATION

By:	/s/ Ravi Jacob
Name:	Ravi Jacob
Title:	Vice President, Finance & Enterprise Services
Group; Assistant Treasurer, M&A

WEBB INTERACTIVE SERVICES, INC.

By:
Name:
Title:

SERIES E INVESTOR:

JONA, INC.

By:	/s/ Neil A. McMurry
Name:	Neil A. McMurry
Title:	President

SIGNATURE PAGE TO THE AMENDED AND RESTATED RIGHT OF FIRST REFUSAL

AND CO-SALE AGREEMENT AMONG JABBER, INC. AND THE PARTIES NAMED HEREIN

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PRIOR INVESTORS:

FRANCE TELECOM TECHNOLOGIES
INVESTISSEMENTS

By:	/s/ Stephane Couvreur
Name:	Stephane Couvreur
Title:	General Manager

WEBB INTERACTIVE SERVICES, INC.

By:
Name:
Title:

SIGNATURE PAGE TO THE AMENDED AND RESTATED RIGHT OF FIRST REFUSAL

AND CO-SALE AGREEMENT AMONG JABBER, INC. AND THE PARTIES NAMED HEREIN

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EXHIBIT A

SCHEDULE OF INVESTORS

SERIES D INVESTORS:

FRANCE TELECOM TECHNOLOGIES INVESTISSEMENTS

38-40 rue du Gal Leclerc

92794 Issy les Moulineaux Cedex 9

Paris, France

Fax: 011 33 145 296 560

INTEL CAPITAL CORPORATION

2200 Mission College Blvd.

M/S RN6-46

Santa Clara, CA 95052

Attention: Portfolio Manager

Fax Number: (408) 765-6038

E-mail: portfolio.manager@intel.com

WEBB INTERACTIVE SERVICES, INC.

1899 Wynkoop Street

Suite 600

Denver, CO 80202

Attention: Secretary/General Counsel

Fax: (303) 308-3219

E-Mail: lbranson@webb.net

SERIES E INVESTOR:

JONA, INC.

1701 East “E” Street

P.O. Box 3003

Casper, WY 82602

Attention: Richard J. Bratton

Fax: (307) 234-4631

PRIOR INVESTORS:

FRANCE TELECOM TECHNOLOGIES INVESTISSEMENTS

38-40 rue du Gal Leclerc

92794 Issy les Moulineaux Cedex 9

Paris, France

Fax: 011 33 145 296 560

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WEBB INTERACTIVE SERVICES, INC.

1899 Wynkoop Street

Suite 600

Denver, CO 80202

Attention: Secretary/General Counsel

Fax: (303) 308-3219

E-Mail: lbranson@webb.net

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JABBER, INC.

AMENDED AND RESTATED

RIGHT OF FIRST REFUSAL

AND CO-SALE AGREEMENT

DATED APRIL 8, 2005

GP:1701475v1

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